UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015 (April 24, 2015)

APOLLO INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

9 West 57th Street, New York, NY 10019

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (212) 515-3450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 24, 2015, Apollo Investment Corporation (the “Company”) amended and restated its senior secured, multi-currency, revolving credit facility (the “Amended & Restated Facility”). The Amended & Restated Facility increases the lenders’ commitments to $1,310,000,000 and extends the commitments through April 2019, and allows the Company to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $1,965,000,000. The final maturity date of the Amended & Restated Facility is April 24, 2020. Pricing for eurocurrency borrowings will be 175 or 200 basis points over Adjusted LIBO Rate, and pricing for Alternate Base Rate borrowings will be 75 or 100 basis points over an Alternate Base Rate, in each case determined based on the total amount of the Borrowing Base relative to the total commitments available under the Amended & Restated Facility plus the aggregate amount of certain other indebtedness minus the amount of fully cash collateralized letters of credit pursuant to the Amended & Restated Facility. Terms used in the foregoing sentence have the meanings set forth in the Amended & Restated Facility.

The description above is only a summary of the material provisions of the Amended & Restated Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Amended & Restated Facility, which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 7.01	Regulation FD Disclosure

On April 24, 2015, the Registrant issued a press release announcing that it entered into the Amended & Restated Facility. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

10.1	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 24, 2015, between Apollo Investment Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Press Release, dated April 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2015	APOLLO INVESTMENT CORPORATION

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 24, 2015, between Apollo Investment Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Press Release, dated April 24, 2015